                               POWER OF ATTORNEY

         Each person whose signature appears below does hereby make, constitute and appoint each of Jack Calderon and Stuart W. Fuhlendorf as such person's true and lawful attorney-in-fact and agent, with full power of substitution, resubstitution and revocation to execute, deliver and file with the Securities and Exchange Commission, for and on such person's behalf, and in any and all capacities, a Registration Statement on Form S-2, any and all amendments (including post-effective amendments) thereto and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or such persons's substitute or substitutes may lawfully do or cause to be done by virtue hereof.



 /s/ Gerald J. Reid                                     September 29, 1997
 ------------------------------------
 Gerald J. Reid

 /s/ Jack Calderon                                      September 29, 1997
 ------------------------------------
 Jack Calderon

 /s/ Stuart W. Fuhlendorf                               September 29, 1997
 ------------------------------------
 Stuart W. Fuhlendorf

 /s/ Allen S. Braswell, Sr.                             September, 29, 1997
 ------------------------------------
 Allen S. Braswell, Sr.

 /s/ Allen S. Braswell, Jr.                             September 29, 1997
 ------------------------------------
 Allen S. Braswell, Jr.

 /s/ Darrayl E. Cannon                                  October 9, 1997
 ------------------------------------
 Darrayl E. Cannon

 /s/ James A. Doran                                     October 10, 1997
 ------------------------------------
 James A. Doran

 /s/ Charles E. Hewitson                                October 7, 1997
 ------------------------------------
 Charles E. Hewitson

 /s/ Gregory C. Hewitson                                October 8, 1997
 ------------------------------------
 Gregory C. Hewitson

 /s/ Matthew J. Hewitson                                October 11, 1997
 ------------------------------------
 Matthew J. Hewitson

 /s/ Lloyd A. McConnell                                 September 30, 1997
 -------------------------------------
 Lloyd A. McConnell

 /s/ Robert K. McNamara                                 October 8, 1997
 ------------------------------------
 Robert K. McNamara

 /s/ Richard L. Monfort                                 October 6, 1997
 ------------------------------------
 Richard L. Monfort

 /s/ Lucille A. Reid                                    September 29, 1997
 -------------------------------------
 Lucille A. Reid

 /s/ Masoud S. Shirazi                                  September 30, 1997
 ------------------------------------
 Masoud S. Shirazi

 /s/ David W. Van Wert                                  October 6, 1997
 ------------------------------------
 David W. Van Wert